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                                  EXHIBIT 99.4


                      SIXTH MODIFICATION OF LOAN AGREEMENT

         THIS MODIFICATION is made as of this 21st day of November, 1997, by and between BULL RUN CORPORATION, a Georgia corporation ("Borrower"), and NATIONSBANK, N.A. ("Lender").

                               STATEMENT OF FACTS

         Lender and Borrower are parties to that certain Loan Agreement, dated as of March 29, 1995, as amended by the First Modification of Loan Agreement, dated as of January 3, 1996, the Second Modification of Loan Agreement, dated as of September 24, 1996, the Third Modification of Loan Agreement, dated as of January 27, 1997, the Fourth Modification of Loan Agreement, dated as of March 27, 1997 and the Fifth Modification of Loan Agreement, dated as of August 15, 1997 (the Loan Agreement), pursuant to which Lender has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof. Lender and Borrower desire to modify the Loan Agreement in order to provide for a new $1,400,000 term loan, and in certain other respects in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               STATEMENT OF TERMS

         1. AMENDMENTS OF LOAN AGREEMENT. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the Loan Agreement shall be amended as follows:

                  (a) Section 1.01 of the Loan Agreement is hereby amended by adding to Section 1.01 the following new definitions:


                           "Fourth Term Loan" shall mean any and all advances
                  made by Lender to Borrower under the Fourth Term Loan
                  Facility.

                           "Fourth Term Loan Facility" shall mean the term loan
                  facility provided by Lender to Borrower under Section 3.02B hereof.

                           "Fourth Term Loan Facility Expiration Date" shall
                  mean November 24, 1997 (as such date may be extended, accelerated or amended from time to time pursuant to this Agreement).

                           "Fourth Term Loan Maximum Availability" shall mean
                  $1,400,000.

                           "Fourth Loan Note" shall mean the Fourth Term Loan
                  Note, dated as of the date of the Sixth Modification of Loan Agreement, executed by the Borrower and payable to the order of the Lender as evidence of the Fourth Term Loan and any extension, renewal, modification or replacement thereof or therefor.

                           "Fourth Term Loan Obligations" shall mean,
                  collectively, any and all Obligations


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                  of Borrower to pay Lender the principal of, interest or fees on, collection costs for, or any other sums owing in respect of the Fourth Term Loan or the Fourth Term Loan Note.

                           Rawlings shall mean Rawlings Sporting Goods Company, Inc.

                           Rawlings Warrant shall mean the warrant to purchase
                  925,804 shares of the common stock of Rawlings issued on November 21, 1997, by Rawlings in favor of Borrower, as more fully described in the Common Stock Purchase Warrant, a true and correct copy of which is attached to the Sixth Modification as Annex 1 thereto, and any extension, modification, supplement or replacement thereof or therefor.

                           Sixth Modification shall mean that certain Sixth
                  Modification of Loan Agreement, dated as of November 21, 1997, by and between Borrower and Lender.

                  (b) Section 1.01 of the Loan Agreement is hereby further amended by deleting from Section 1.01 the terms "Collateral," "Term Loan Facilities," "Term Loan Notes," and "Term Loans" and by substituting in lieu thereof the following new definitions of such terms:

                           "Collateral" shall mean (i) the Pledged Shares, (ii)
                  the Warrants, (iii) the Rawlings Warrant, (iv) any and all other property which may be hereafter pledged or collaterally assigned to Lender or in which Lender may be otherwise granted a Lien to secure the Obligations pursuant to any and all of the Credit Documents and (v) any and all cash and non-cash proceeds of the foregoing.

                           "Term Loan Facilities" shall mean, collectively, the
                  First Term Loan Facility, the Second Term Loan Facility, the Third Term Loan Facility, and the Fourth Term Loan Facility.

                           "Term Loan Notes" shall mean, collectively, the First
                  Term Loan Note, the Second Term Loan Note, the Third Term Loan Note, and the Fourth Term Note.

                           "Term Loans" shall mean, collectively, the First Term
                  Loan, the Second Term Loan, the Third Term Loan, and the Fourth Term Loan.

                  (c) The Loan Agreement is hereby further amended by adding the following Section 3.02B after the existing Section 3.02A and before the existing Section 3.03:

                           SECTION 3.02B. FOURTH TERM LOAN FACILITY.

                           (a) Subject to the terms and conditions of this
                  Agreement, the Lender agrees to advance to the Borrower, from time to time on or prior to the Fourth Term Loan Facility Expiration Date and upon the Borrower's request therefor, a Fourth Term Loan in the principal amount of up to the Fourth Term Loan Maximum Availability.

                           (b) The proceeds of the Fourth Term Loan shall be
                  used to purchase the Rawlings Warrant.

                  (d) The Loan Agreement is hereby further amended by adding to
         Section 3.04 the following subsection (e) after subsection (d) thereof:

                           (e) The Borrower's obligation to pay to the Lender the principal of and interest on the Fourth Term Loan shall be evidenced by the records of the Lender (subject to Section 4.05 hereof) and by the Fourth Term Loan Note. The


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                           principal balance of the Fourth Term Loan shall be
                           payable in one (1) installment which shall be due on July 1, 1998 in an amount equal to the entire remaining unpaid principal balance of the Fourth Term Loan.

                  (e) The Loan Agreement is hereby further amended by deleting
         Section 4.04(b) and Section 4.04(c) in their entireties and by substituting in lieu thereof the following new Section 4.04(b) and
         Section 4.04(c):

                           (b) The Obligations shall be secured by (i) the Borrower's first-priority and perfected pledge to the Lender of (1) one hundred percent of the outstanding capital stock of Guarantor, (2) 51.5 shares of common stock of Capital Sports Properties, Inc. and (3) 41,049 shares of common stock of Host Communications, Inc., all pursuant to the Borrower Pledge Agreement,
                           (ii) the Guarantor's first priority and perfected pledge to the Lender of 305,296 shares of Class A Common Stock of Gray pursuant to the First Guarantor Pledge Agreement, and (iii) the Partnership's first priority and perfected pledge to the Lender of 1,284,000 shares of common stock of the Borrower pursuant to the Partnership Pledge Agreement.

                           (c) The Second Term Loan Obligations, the Third Term Loan Obligations and the Fourth Term Loan Obligations shall be secured by the Guarantor's first- priority and perfected pledge to the Lender of 906,294 shares of Class A Common Stock of Gray pursuant to the Second Guarantor Pledge Agreement and shall be further secured by the Borrower's first-priority and perfected pledge to the Lender of 1,000 shares of Series A Preferred Stock of Gray, 500 shares of Series B Preferred Stock of Gray, the Warrants and the Rawlings Warrant, pursuant to the Second Borrower Pledge Agreement.

         2. NO OTHER AMENDMENTS. Except for the amendments expressly set forth and referred to in Section 1 above, the Loan Agreement shall remain unchanged and in full force and effect. Nothing in this Modification or any of the other Supplemental Credit Documents (as defined below) is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other Liens on any Collateral for the Obligations.

         3. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Modification, the Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement as amended by this Modification; and (b) each of the Borrower, the Guarantor and the Partnership has the power and is duly authorized to enter into, deliver and perform the Supplemental Credit Documents to which it is a party, and each of the Supplemental Credit Documents is the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms.

         4. REIMBURSEMENT OF COSTS AND EXPENSES. The Borrower hereby agrees to reimburse Lender on demand for all costs (including reasonable attorneys' fees) incurred by Lender in negotiating, documenting and consummating this Modification, the other documents referred to herein, and the transactions contemplated hereby and thereby.

         5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS MODIFICATION. The effectiveness of this Modification and the amendments provided in Section 1 above are subject to the truth and accuracy


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in all material respects of the representations and warranties of the Borrower contained in Section 3 above and to the fulfillment of the following additional conditions precedent (all documents described below shall be in form and substance satisfactory to Lender, and are herein collectively called the Supplemental Credit Documents):

                  (a) Lender shall have received one or more duly executed counterparts of this Modification, the Fourth Term Loan Note, the Third Modification of Second Borrower Pledge Agreement, and the Third Modification of Amended and Restated Second Guarantor Pledge Agreement;

                  (b) Lender shall have received a duly executed Guarantor Reaffirmation and Consent to Sixth Modification of Loan Agreement from the Guarantor and a duly executed Partnership Reaffirmation and Consent to Sixth Modification of Loan Agreement from the Partnership; and

                  (c) Lender shall have received a duly executed and completed Federal Reserve Form U-1 relating to the Second Term Loan, the Third Term Loan and the Fourth Term Loan.

         6. CONDITIONS PRECEDENT TO FUNDING OF THE FOURTH TERM LOAN. The following condition, together with the conditions set forth in Section 5 hereof, are conditions precedent to the funding of the Fourth Term Loan:

                  All conditions precedent to the issuance of the Rawlings Warrant shall have been fulfilled (other than the disbursement of the Fourth Term Loan proceeds as contemplated hereby), and the Rawlings Warrant shall be issued on terms and conditions acceptable to Lender in all respects.

         7. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS. Upon the effectiveness of this Modification, each reference in the Loan Agreement to this Agreement, hereunder, hereof or words of like import referring to the Loan Agreement, and each reference in the other Credit Documents to the Loan Agreement, thereunder, thereof or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

         8. COUNTERPARTS. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         9. GOVERNING LAW. This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.



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         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.


                                    BORROWER:

                                    BULL RUN CORPORATION


                                    By:  /s/  ROBERT S. PRATHER, JR.
                                        ------------------------------------
                                          Robert S. Prather, Jr., President



                                     LENDER:

                                     NATIONSBANK, N.A.

                                     By:  /s/  MELINDA M. BERGBOM
                                          ---------------------------
                                           Melinda M. Bergbom
                                           Senior Vice President